UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

ILLINOIS	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 30, 2026 Lifeway Foods, Inc. (the “Company) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with the annual meeting of the Company’s shareholders to be held on June 17, 2026 to consider and vote on, among other proposals, the election of directors to the Company’s board of directors (the “Board”).

Proposal One in the Proxy Statement presented seven (7) nominees for election to the Board consisting of all of the current members of the Board other than Jason Scher (the “Proposal One Nominees”). Upon the election of the Proposal One Nominees at the Annual Meeting, the Board had approved a decrease in the size of the Board from eight (8) directors to seven (7).

The Board has determined that Mr. Scher provides the Board historical knowledge and continuity while the newer members of the Board continue to learn about the Company and the Board. Accordingly, the Board has nominated Mr. Scher to stand for re-election as director of the Company at the Annual Meeting and determined that the size of the Board should continue to be eight (8) directors after election of directors at the Annual Meeting.

Accordingly, on June 3, 2026, the Company filed a supplement to the Proxy Statement (the “Supplement”) with the SEC to include Jason Scher as a director nominee for election at the Annual Meeting for a term to expire at the 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until his successor is duly elected and qualified.

For technical purposes, the election of Mr. Scher is being considered as a separate voting matter (Proposal Four).

Shareholders are urged to read the Proxy Statement, the Supplement, and materials accompanying the Proxy Statement and Supplement carefully before making a voting decision.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: June 3, 2026	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial Officer

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